EXHIBIT 32.2


            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Circle Group Holdings, Inc. on Form 10-QSB for the quarter ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Dana L. Dabney, Chief Financial Officer of the Circle Group Holdings, Inc. certify, pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Circle Group Holdings, Inc.

Dated:  May 15, 2006
                                    By  /s/ Dana L. Dabney
                                        ------------------
                                        Dana L. Dabney
                                        Chief Financial Officer
                                        (Principal Financial Officer)